              CIM HIGH YIELD SECURITIES--1995 REVIEW AND OUTLOOK

Dear Shareholder:

  1995 proved to be an excellent year for the financial markets. The yield on the 10-year Treasury closed at 5.5%, a 225 basis point decline from the prior year, while stocks, as measured by the S&P 500, were up more than 37%. Taking its cue from the strong Treasury rally the high yield market performed well but lagged governments, stocks and investment grade corporates. As a result, the spreads between high yield bonds and Treasuries were approximately 100 basis points wider at year-end than at the beginning of the year. We believe the approximately 500 basis point differential at year-end makes high yield bonds an attractive alternative to other asset classes. We note that the 17.2% five year compounded average return of the high yield market is approximately
600 basis points ahead of investment grade corporates, as measured by Merrill
Lynch indices.

  The total return for the CIM High Yield Securities (the "Fund") for the year ended December 31, 1995 was 15.5% based on net asset value (before Fund expenses) compared with 16.4% for the Lipper High Current Yield universe for the same time period. We believe the relative underperformance this year was due to the impressive returns in sectors in which the Fund does not invest, such as deferred interest securities (zero coupon securities) and long duration securities, which returned more than 25%. We are pleased to report that the Fund's three year and five year compounded annual returns of 13.0%
and 20.7%, respectively, remain far in excess of the Lipper High Current Yield universe, which returned 10.2% and 16.7%, respectively.

  Besides benefitting from falling interest rates, the high yield market was supported by strong technical factors. High yield mutual funds attracted more than $8.5 billion of net new cash investment in 1995. High yield securities are now perceived by more investors as a legitimate asset class in a diversified portfolio. Given that today's spreads are wider than they were last year, more investors are finding the market attractive. Traditional sources such as pension funds and insurance companies are also an increasingly important source of demand.

  Fundamentally, we remain very positive on the high yield market over the long term. Default rates, while higher than 1994, are manageable, demand is growing, spreads to Treasuries are attractive, and issuer quality remains relatively high compared to certain past periods. While we do not envision a near term recession, many companies have structured their balance sheets with enough liquidity to endure economic pressures. We believe the high yield market is poised for a healthy 1996, particularly in the non-cyclical segments such as telecommunications; we continue to de-emphasize the economically more sensitive sectors such as steel and manufacturing.

  Thank you for your continued support.

                                          Sincerely,

                                          Dan S. Baldwin, CFA
                                          Portfolio Manager

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
DECEMBER 31, 1995

 PRINCIPAL
VALUE
   AMOUNT
(NOTE 1)
 ---------
-----------

 CORPORATE BONDS AND NOTES -- 117.2%
               BROADCAST/RADIO/T.V. -- 15.9%
               Act III Broadcasting, Inc.:
 $1,000,000    Sr. Sub. Note, 9.625%, 12/15/2003.................
$ 1,041,250
    500,000    Sr. Sub. Note, 10.250%, 12/15/2005................
511,250
               Argyle Television, Inc., Sr. Sub. Note, 9.750%,
  1,000,000     11/01/2005.......................................
1,007,500
               Heritage Media Inc., Gtd. Sr. Secured Note,
    750,000     11.000%, 06/15/2002..............................
803,438
               Paxson Communication Corporation, Sr. Sub. Note,
  1,250,000     11.625%, 10/01/2002***...........................
1,267,187
               Sinclair Broadcasting Group, Sr. Sub. Note,
  1,000,000     10.000%, 09/30/2005..............................
1,025,000
               Univision Televison Group I, Sr. Sub. Note,
    750,000     11.750%, 01/15/2001..............................
807,187

-----------

6,462,812

-----------
               CABLE T.V. -- 12.4%
               Cai Wireless System, Inc., Sr. Note, 12.250%,
  1,250,000     02/01/2003.......................................
1,337,500
               CF Cable TV, Inc., Sr. Secured Note, 11.625%,
  1,250,000     02/15/2005.......................................
1,375,000
               Galaxy Telecommunication L.P., Sr. Sub., Note,
  1,250,000     12.375%, 10/01/2005..............................
1,256,250
               Le Groupe Videotron, Ltd., Sr. Note, 10.625%,
  1,000,000     02/15/2005.......................................
1,070,000

-----------

5,038,750

-----------
               TELECOMMUNICATION -- 11.6%
               Centennial Cellular Corporation, Sr. Note,
    750,000     10.125%, 05/15/2005..............................
789,375
               Fonorola Inc., Sr. Secured Note, 12.500%,
    350,000     08/15/2002.......................................
369,250
               Metrocall, Inc., Sr. Sub. Note, 10.375%,
    750,000     10/01/2007.......................................
798,750
               Mobile Telecommunication Technology, Sr. Note,
  1,750,000     13.500%, 12/15/2002..............................
1,951,250
               Paging Network, Inc., Sr. Sub. Note, 10.125%,
    750,000     08/01/2007.......................................
816,563

-----------

4,725,188

-----------
               OTHER RETAILERS -- 9.0%
               Brylane Capital Corporation, Sr. Sub. Note, Series
  1,000,000     B, 10.000%, 09/01/2003...........................
903,750
               Loehmanns Holdings Inc., Sr. Secured Note,
  1,000,000     10.500%, 10/01/1997..............................
1,000,000
               Pamida Holdings Inc., Sr. Sub. Note, 11.750%,
  1,000,000     03/15/2003.......................................
790,000
               Specialty Retailers, Inc., Sr. Sub. Note, Series
  1,000,000     B, 11.000%, 08/15/2003...........................
946,250

-----------

3,640,000

-----------
               STEEL -- 8.0%
               Acme Metals, Inc., Sr. Secured Note, 12.500%,
    500,000     08/01/2002.......................................
501,250
               Florida Steel Corporation, 1st Mortgage Note,
  1,000,000     11.500%, 12/15/2000..............................
990,000
      1,000(a) NS Group, Inc., 13.500%, 07/15/2003...............
880,000
               Republic Engineered Steels, Mortgage, 9.875%,
  1,000,000     12/15/2001.......................................
900,000

-----------

3,271,250

-----------
               OIL AND GAS -- 7.1%
               Crown Petroleum Corporation, Sr. Note, 10.875%,
  1,000,000     02/01/2005.......................................
1,055,000
               Gulf Canada Resources Ltd., Sr. Sub. Note, 9.625%,
  1,250,000     07/01/2005.......................................
1,312,500
               United Meridian Corporation, Sr. Sub. Note,
    500,000     10.375%, 10/15/2005..............................
527,500

-----------

2,895,000

-----------


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

 PRINCIPAL
VALUE
   AMOUNT
(NOTE 1)
 ---------
-----------

 CORPORATE BONDS AND NOTES -- (CONTINUED)
            CONTAINERS AND FOREST PRODUCTS -- 5.6%
            APP International Finance Company, Gtd. Secured Note,
 $1,000,000  11.750%, 10/01/2005.................................
$   980,000
            Gaylord Container Corporation, Sr. Note, 11.500%,
  1,250,000  05/15/2001..........................................
1,287,500

-----------

2,267,500

-----------
            HEALTHCARE -- 5.3%
            Paracelsus Healthcare Corporation, Sr. Sub. Note,
  1,000,000  9.875%, 10/15/2003..................................
1,012,500
            Waters Corporation, Sr. Sub. Note, Series B, 12.750%,
  1,000,000  09/30/2004..........................................
1,132,500

-----------

2,145,000

-----------
            AUTOMOTIVE -- 4.9%
            Foamex Capital Corporation, Sr. Note, 11.250%,
  1,000,000  10/01/2002 .........................................
997,500
            JPS Automotive Products Corporation, Sr. Note,
  1,000,000  11.125%, 06/15/2001.................................
1,011,250

-----------

2,008,750

-----------
            FOOD SERVICE -- 4.9%
  1,250,000 Carrols Corporation, Sr. Note, 11.500%, 08/15/2003...
1,265,625
            Flagstar Corporation, Sr. Sub. Deb., 11.250%,
  1,000,000 11/01/2002...........................................
717,500

-----------

1,983,125

-----------
            FOOD/DRUG RETAILERS -- 4.7%
            Homeland Stores, Inc., Series C, Sr. Secured Note,
    594,000 12.250%, 03/01/1999..................................
262,103
    400,000 Penn Traffic Company, Sr. Note, 10.250%, 02/15/2002..
377,000
            Ralphs Supermarkets Company, Sr. Note, 10.450%,
  1,250,000 06/15/2004...........................................
1,271,875

-----------

1,910,978

-----------
            HOTELS AND CASINOS -- 4.4%
            Harrahs Jazz Company, 1st Mortgage Note, 14.250%,
    750,000 11/15/2001 (In Default)..............................
210,000
  1,000,000 Host Marriott Corporation Acquisition Properties,
            Inc., Sr. Note,
            9.000% 12/15/2007***.................................
1,012,500
            MGM Grand Hotel Finance Company, 1st Mortgage Note,
    500,000 12.000%, 05/01/2002..................................
550,000

-----------

1,772,500

-----------
            SURFACE TRANSPORT -- 3.7%
            Ameritruck Distribution Corporation, Sr. Sub. Note,
    750,000 12.250%, 11/15/2005*** ..............................
743,437
    750,000 Trism Inc., Gtd. Sr. Sub. Note, 10.750%, 12/15/2000..
742,500

-----------

1,485,937

-----------
            INSURANCE -- 2.7%
            American Annuity Group Inc., Sr. Sub. Note, 11.125%,
  1,000,000 02/01/2003...........................................
1,081,250

-----------
            ECOLOGICAL -- 2.5%
            Mid-American Waste Systems Incorporated, Sr. Sub.
  1,000,000 Note, 12.250%, 02/15/2003............................
1,035,000

-----------
            RAIL INDUSTRIES -- 2.2%
            Johnstown American Industries, Inc., Sr. Sub. Note,
  1,000,000 11.750%, 08/15/2005..................................
910,000

-----------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

 PRINCIPAL
VALUE
   AMOUNT
(NOTE 1)
 ---------
-----------

 CORPORATE BONDS AND NOTES -- (CONTINUED)
            METALS AND MINERALS -- 2.0%
            Kaiser Aluminum & Chemical Corporation, Sr. Sub.
 $  750,000 Note, 12.750%, 02/01/2003............................
$   826,875

-----------
            APPAREL/TEXTILES -- 2.0%
            CMI Industries Corporation, Sr. Sub. Note, 9.500%,
  1,000,000 10/01/2003...........................................
805,000

-----------
            PUBLISHING -- 2.0%
            Bell & Howell Company, Sr. Sub. Note, 10.750%,
    750,000 10/01/2002...........................................
803,437

-----------
            FOOD PRODUCTS -- 1.9%
            Van de Kamps Inc., Sr. Sub. Note, 12.000%,
    750,000 09/15/2005...........................................
780,000

-----------
            AEROSPACE -- 1.9%
            K & F Industries, Sr. Secured Note, 11.875%,
    700,000 12/01/2003...........................................
753,375

-----------
            CONGLOMERATES -- 1.8%
            Maxxam Group Inc., Sr. Secured Note, 11.250%,
    750,000 08/01/2003...........................................
745,312

-----------
            HOME FURNISHINGS -- 0.7%
            Levitz Furniture Corporation, Sr. Sub. Note, 9.625%,
    500,000 07/15/2003...........................................
265,000

-----------
            TOTAL CORPORATE BONDS AND NOTES (Cost $48,220,507)...
47,612,039

-----------
 UNITED STATES GOVERNMENT SECURITIES -- 9.9%
            UNITED STATES TREASURY BILLS:
    339,000 4.080%,++ 01/11/1996.................................
338,502
    993,000 4.950%,++ 02/08/1996.................................
987,430
    300,000 4.310%,++ 02/29/1996.................................
297,787
  2,422,000 4.650%,++ 03/07/1996.................................
2,400,598

-----------
            TOTAL UNITED STATES GOVERNMENT SECURITIES
             (Cost $4,024,317)...................................
4,024,317

-----------
   SHARES
   ------
 PREFERRED STOCK -- 1.3% (Cost $500,000)
            K-III Communications Corporation, Sr. Exchangeable
     20,000 Preferred Note, 11.500%..............................
545,000

-----------
 COMMON STOCK -- 0.7%
     40,000 Dr. Pepper Bottling Holdings, Class A**..............
200,000
      1,601 Harvest Foods Inc., (02/20/1992, cost $36)**+........
9,606
            Homeland Stores Inc., Class A (11/27/1987, cost
     43,505 $69,042)**+..........................................
32,629
      1,000 Taj Mahal Holding Corporation, Class A**.............
19,000
        972 Thermadyne Holdings Corporation, New**...............
17,617

-----------
            TOTAL COMMON STOCK (Cost $107,091)...................
278,852

-----------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995


VALUE
 SHARES
(NOTE 1)
 ------
------------

 WARRANTS -- 0.0%# (Cost $0.00)
 1,250  Capital Gaming International Incorporated, Warrants,
        expire 02/01/1999**.....................................
$         13

------------

TOTAL INVESTMENTS (Cost $52,851,915*)...................... 129.1%
52,460,221
OTHER ASSETS AND LIABILITIES (NET)......................... (29.1)
(11,824,037)
                                                            -----
------------
NET ASSETS................................................. 100.0%
$ 40,636,184
                                                            =====
============

--------
  * Aggregate cost for Federal income tax purposes.
 ** Non-income producing security.
*** Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  + Restricted securities are valued by or at the direction of the Board of
    Trustees. Parenthetical disclosure includes the acquisition date and cost of the security. The total fair value of restricted securities at December
    31, 1995 is $42,235, which represents 0.10% of total net assets.
 ++ Rate represents annualized yield at date of purchase.
  # Amount represents less than 0.1% of total net assets.
 (a) Units.


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS:
  Investments, at value (Cost $52,851,915)(Note 1)
   See accompanying statement.........................
$52,460,221
  Cash................................................
2,342
  Interest receivable.................................
1,324,061
  Prepaid expenses....................................
15,726

-----------
    Total Assets......................................
53,802,350
LIABILITIES:
  Notes payable (including accrued interest of
   $229,840) (Note 5)................................. $12,729,840
  Dividends payable...................................     361,077
  Investment advisory fee payable (Note 2)............      17,292
  Accrued Trustees' fees and expenses (Note 2)........       7,500
  Custodian fees payable (Note 2).....................       4,000
  Administration fee payable (Note 2).................       3,333
  Shareholder servicing agent fees payable (Note 2)...       1,000
  Accrued expenses and other payables.................      42,124
                                                       -----------
    Total Liabilities.................................
13,166,166

-----------
NET ASSETS............................................
$40,636,184

===========
NET ASSETS consist of:
  Distributions in excess of net investment income....
$  (109,322)
  Accumulated net realized loss on investments sold...
(6,862,602)
  Unrealized depreciation of investments..............
(391,694)
  Shares of beneficial interest, $0.01 per share par
   value,
   issued and outstanding 5,555,032...................
55,550
  Paid-in capital in excess of par value..............
47,944,252

-----------
    Total Net Assets..................................
$40,636,184

===========
NET ASSET VALUE PER SHARE
 ($40,636,184 / 5,555,032 shares of beneficial
 interest outstanding)................................
$      7.32

===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
  Interest.............................................
$ 5,588,980
  Dividends............................................
57,500

-----------
    Total Investment Income............................
5,646,480
EXPENSES:
  Interest expense (Note 5)............................ $ 968,620
  Investment advisory fee (Note 2).....................   204,006
  Legal and audit fees.................................    61,600
  Administration fee (Note 2)..........................    40,000
  Trustees' fees and expenses (Note 2).................    36,057
  Shareholder servicing agent fees (Note 2)............    32,300
  Custodian fees (Note 2)..............................    15,840
  Miscellaneous........................................    77,265
                                                        ---------
    Total Expenses.....................................
1,435,688

-----------
NET INVESTMENT INCOME..................................
4,210,792

-----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
 (Notes 1 and 3):
  Net realized loss on investments sold during the
   year................................................
(526,841)
  Net unrealized appreciation of investments during the
   year................................................
1,706,331

-----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS........
1,179,490

-----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...
$ 5,390,282

===========


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1995

NET INCREASE IN CASH:
Cash flows from operating activities:
  Interest and dividends received..................  $  5,575,471
  Operating expenses paid..........................      (451,926)
                                                     ------------
Net cash provided by operating activities..........
$ 5,123,545
Cash flows from investing activities:
  Decrease in short-term securities, net...........    (3,092,139)
  Purchases of long-term securities................   (40,263,353)
  Proceeds from sales of long-term securities......    42,643,959
                                                     ------------
Net cash used in investing activities..............
(711,533)

-----------
Net cash provided by operating and investing activ-
 ities.............................................
4,412,012
Cash flows from financing activities:
  Interest payments on notes payable...............      (958,962)
  Cash dividends paid*.............................    (3,451,288)
                                                     ------------
Net cash used in financing activities..............
(4,410,250)

-----------
Net increase in cash...............................
1,762
Cash--beginning of year............................
580

-----------
Cash--end of year..................................
$     2,342

===========
RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
 CASH PROVIDED BY OPERATING AND INVESTING
 ACTIVITIES:
Net increase in net assets resulting from opera-
 tions.............................................
$ 5,390,282
  Interest expense.................................  $    968,620
  Increase in investments..........................    (2,001,377)
  Decrease in interest and dividends receivable....        39,345
  Decrease in other assets.........................           274
  Increase in accrued expenses and liabilities.....        14,868
                                                     ------------
    Total adjustments..............................
(978,270)

-----------
Net cash provided by operating and investing activ-
 ities.............................................
$ 4,412,012

===========

--------
* Non cash financing activities include reinvestments of dividends of $860,594.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR
YEAR
                                                  ENDED
ENDED
                                            DECEMBER 31, 1995
DECEMBER 31, 1994
                                            ----------------- ----
-------------
Net investment income......................    $ 4,210,792       $
4,418,654
Net realized loss on investments sold dur-
 ing the year..............................       (526,841)
(481,873)
Net unrealized appreciation/(depreciation)
 of investments
 during the year...........................      1,706,331
(4,324,836)
                                               -----------       -
----------
Net increase/(decrease) in net assets re-
 sulting from operations...................      5,390,282
(388,055)
Distributions to shareholders from net in-
 vestment income...........................     (4,292,260)
(4,522,963)
Net increase in net assets from Fund share
 transactions
 (Note 4)..................................        860,594
687,493
                                               -----------       -
----------
Net increase/(decrease) in net assets......      1,958,616
(4,223,525)
NET ASSETS:
Beginning of year..........................     38,677,568
42,901,093
                                               -----------       -
----------
End of year (including distributions in
 excess of net investment income of
 $(109,322) and $(27,854), respectively)...    $40,636,184
$38,677,568
                                               ===========
===========


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                            YEAR         YEAR         YEAR
YEAR
                           ENDED        ENDED        ENDED
ENDED
                          12/31/95     12/31/94     12/31/93
12/31/92
                          --------     --------     --------     -
-------
Operating performance:
Net asset value,
 beginning of year......  $  7.11      $  8.02      $  7.58      $
7.10
                          -------      -------      -------      -
------
Net investment income...     0.77         0.82         0.87
0.83
Net realized and
 unrealized gain/ (loss)
 on investments.........     0.23        (0.89)        0.71
0.46
                          -------      -------      -------      -
------
Net increase/(decrease)
 in net assets resulting
 from investment
 operations.............     1.00        (0.07)        1.58
1.29
Change in net asset
 value from Fund share
 transaction............      --           --         (0.31)
--
Distributions:
Dividends from net
 investment income......    (0.79)       (0.84)       (0.83)
(0.81)
Distributions from net
 realized capital gains.      --           --           --
--
                          -------      -------      -------      -
------
Total from
 distributions..........    (0.79)       (0.84)       (0.83)
(0.81)
                          -------      -------      -------      -
------
Net asset value, end of
 year...................  $  7.32      $  7.11      $  8.02      $
7.58
                          =======      =======      =======
=======
Market value, end of
 year...................  $ 7.875      $ 7.125      $ 7.875      $
7.500
                          =======      =======      =======
=======
Total investment return.    22.72%        0.99%       16.55%(4)
25.70%
                          =======      =======      =======
=======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......  $40,636      $38,678      $42,901
$30,024
Ratio of net investment
 income to average net
 assets.................    10.32%       10.82%       11.17%
11.00%
Ratio of operating
 expenses to average net
 assets.................     1.14%(3)     0.95%(3)     1.09%(3)
1.65%(3)
Portfolio turnover rate
 (2)....................     79.9%        50.6%       114.3%
40.6%

                            YEAR      YEAR       YEAR      YEAR
                           ENDED     ENDED      ENDED     ENDED
                          12/31/91  12/31/90   12/31/89 12/31/88**
                          --------  --------   -------- ----------
Operating performance:
Net asset value,
 beginning of year......  $  5.65   $  7.38    $  9.41   $  9.35
                          -------   -------    -------   -------
Net investment income...     0.84      0.86       1.13      1.16
Net realized and
 unrealized gain/ (loss)
 on investments.........     1.44     (1.72)     (1.96)     0.12
                          -------   -------    -------   -------
Net increase/(decrease)
 in net assets resulting
 from investment
 operations.............     2.28     (0.86)     (0.83)     1.28
Change in net asset
 value from Fund share
 transaction............      --        --         --        --
Distributions:
Dividends from net
 investment income......    (0.83)    (0.87)     (1.15)    (1.13)
Distributions from net
 realized capital gains.      --        --       (0.05)    (0.09)
                          -------   -------    -------   -------
Total from
 distributions..........    (0.83)    (0.87)     (1.20)    (1.22)
                          -------   -------    -------   -------
Net asset value, end of
 year...................  $  7.10   $  5.65    $  7.38   $  9.41
                          =======   =======    =======   =======
Market value, end of
 year...................  $ 6.625   $ 4.750    $ 7.000   $ 9.500
                          =======   =======    =======   =======
Total investment return.    58.61%   (20.89)%   (15.18)%   11.67%
                          =======   =======    =======   =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......  $28,015   $22,283    $29,122   $36,394
Ratio of net investment
 income to average net
 assets.................    12.59%    13.00%     12.78%    12.07%
Ratio of operating
 expenses to average net
 assets.................     2.46%     2.35%      2.28%     2.36%
Portfolio turnover rate
 (2)....................     51.2%     34.9%      77.4%    209.6%
                           PERIOD
                            ENDED
                          12/31/87*
                          ---------
Operating performance:
Net asset value,
 beginning of year......   $  9.33
                          ---------
Net investment income...      0.08
Net realized and
 unrealized gain/ (loss)
 on investments.........      0.03
                          ---------
Net increase/(decrease)
 in net assets resulting
 from investment
 operations.............      0.11
Change in net asset
 value from Fund share
 transaction............        --
Distributions:
Dividends from net
 investment income......     (0.09)
Distributions from net
 realized capital gains.        --
                          ---------
Total from
 distributions..........     (0.09)
                          ---------
Net asset value, end of
 year...................   $  9.35
                          =========
Market value, end of
 year...................   $ 9.625
                          =========
Total investment return.     (2.76)%
                          =========
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......   $34,220
Ratio of net investment
 income to average net
 assets.................      6.41%(1)+
Ratio of operating
 expenses to average net
 assets.................      2.18%(1)+
Portfolio turnover rate
 (2)....................       6.0%

-------
 * For the period from November 18, 1987 (commencement of operations) to
    December 31, 1987.
** Chancellor Trust Company became the Fund's investment adviser effective
    September 30, 1988.
(1) During the period ended December 31, 1987, the adviser waived
$10,026 of
    fees. If these fees had not been waived, the ratio of operating expenses to average net assets would have been 2.40%, and the ratio of net investment income to average net assets would have been 6.19%.
(2) This rate is, in general, the percentage computed by taking the lesser of the cost of purchases or proceeds from the sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding short-term securities.
(3) The operating expense ratio excludes interest expense. The annualized ratios including interest expense were 3.52%, 2.80%, 2.63% and 2.06% for the years ended December 31, 1995, 1994, 1993, and 1992, respectively.
(4) The total return for the year ended December 31, 1993, adjusted for the dilutive effect of the rights offering completed in August of 1993, is
    21.07%.
 + Annualized.

                      See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  CIM High Yield Securities (the "Fund") was organized under the laws of the
Commonwealth of Massachusetts on September 11, 1987 and is registered with the
Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  Portfolio valuation: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more independent pricing services approved by the Board of Trustees.

  Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day). Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost which approximates market value.

  Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Short term investments that have a maturity of 60 days or less are valued at amortized cost.

  Dividends and distributions to shareholders: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

  Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Service applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax should be payable by the
Fund.

  Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

2. Investment Advisory Fee, Administration Fee and Other Related
Party
Transactions

  The Fund has entered into an investment advisory agreement (the
"Advisory
Agreement") with Chancellor Trust Company ("CTC"), a New York State chartered trust company (the "Adviser"). The Advisory Agreement provides that the Fund will pay the Adviser a fee, computed and payable monthly, at the annual rate of .50% of the Fund's average weekly net assets.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
  The Fund has also entered into an Administration and Support
Agreement with
First Data Investor Services Group, Inc. (formerly, The
Shareholder Services
Group, Inc.), a wholly-owned subsidiary of First Data Corporation, to provide all administrative services to the Fund other than those related to the investment decisions. First Data Investor Services Group, Inc. is paid a fee computed and payable monthly at an annual rate of .09% of the Fund's average weekly net assets, but no less than $40,000 per annum.

  The Fund pays each Trustee not affiliated with the Adviser $6,000 per year plus $1,000 per meeting and committee meeting attended, and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund pays the actual out-of-pocket expenses of the Trustees affiliated with the Adviser relating to their attendance at such meetings.

  Boston Safe Deposit & Trust Company, an indirect wholly-owned subsidiary of
Mellon Bank Corporation, serves as the Fund's custodian. First
Data Investor
Services Group, Inc. serves as the Fund's shareholder servicing agent
(transfer agent).

3. Purchase and Sales of Securities

  Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the year ended December
31, 1995
amounted to $40,269,120 and $42,643,959, respectively.

  At December 31, 1995, aggregate gross unrealized appreciation for all securities (other than restricted securities), in which there is an excess of value over tax costs amounted to $1,903,017, and the aggregate gross unrealized depreciation for all securities (other than restricted securities) in which there is an excess of tax cost over value amounted to $2,267,868.

  At December 31, 1995, the aggregate gross unrealized appreciation for restricted securities in which there is an excess of value over tax cost amounted to $9,570, and the aggregate gross unrealized depreciation for restricted securities in which there is an excess of tax cost over value amounted to $36,413.

4. Fund Shares

  The Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares are authorized.
Transactions in
shares of beneficial interest were as follows:

                                                YEAR ENDED
YEAR ENDED
                                            DECEMBER 31, 1995
DECEMBER 31, 1994
                                            ------------------ ---
--------------
                                             SHARES   AMOUNT
SHARES   AMOUNT
                                            -------- --------- ---
--------------
Issued as reinvestment of dividends........  116,463 $ 860,594
91,704 $ 687,493
                                            -------- --------- ---
---- ---------
Net increase...............................  116,463 $ 860,594
91,704 $ 687,493
                                            ======== =========
======= =========

5. Notes Payable

  The Fund currently has a $12.5 million ("commitment amount") line of credit provided by The First National Bank of Boston (the "Bank") under an Amended
Credit Agreement (the "Agreement") dated September 18, 1992, primarily to leverage its investment portfolio. Under this Agreement the Fund may borrow up to the lesser of $12.5 million or 25% of its gross assets. Interest is payable at either the Bank's Base Rate or its applicable Money Market Rate, as selected by the Fund from time to time in its loan requests.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
The Fund is charged a commitment fee of one quarter of one percent per annum of the average daily unused commitment amount. The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 30%. At
December 31, 1995, the Fund had borrowings of $12,500,000 million outstanding under this Agreement. During the year ended December 31, 1995, the Fund had an average outstanding daily balance of $12,500,000 with interest rates ranging from 7.125% to 7.813% and average debt per share of $2.27. For the year ended
December 31, 1995, interest expense totaled $968,620 under this Agreement.

6. Capital Loss Carryforward

  Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

  At December 31, 1995, the Fund had available for Federal tax purposes unused capital loss carryforwards of $984,970, $3,316,747, $1,552,171,
$330,065 and
$678,649 expiring in 1998, 1999, 2000, 2002 and 2003,
respectively.

7. Concentration of Risk

  The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies. These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The
Fund's use of leverage also increases exposure to capital risk.

8. Quarterly Results of Operations (Unaudited)


                                                   NET REALIZED
AND
                                          NET         UNREALIZED
                          INVESTMENT   INVESTMENT    GAIN/(LOSS)
                            INCOME       INCOME     ON INVESTMENTS
                         ------------ ------------ ---------------
---
                         TOTAL   PER  TOTAL   PER   TOTAL      PER
                         (000)  SHARE (000)  SHARE  (000)
SHARE
                         ------ ----- ------ ----- --------  -----
---
1995 -- QUARTER ENDED
March 31, 1995.......... $1,435 $0.26 $1,092 $0.20 $  1,203  $
0.22
June 30, 1995...........  1,422  0.26  1,028  0.19    1,073
0.19
September 30, 1995......  1,410  0.26  1,072  0.20     (254)
(0.04)
December 31, 1995.......  1,379  0.25  1,019  0.18     (843)
(0.14)
1994 -- QUARTER ENDED
March 31, 1994..........  1,376  0.26  1,119  0.21   (1,561)
(0.28)
June 30, 1994...........  1,398  0.26  1,138  0.21   (1,331)
(0.25)
September 30, 1994......  1,388  0.26  1,083  0.20     (660)
(0.12)
December 31, 1994.......  1,402  0.26  1,078  0.20   (1,255)
(0.24)

                           NET INCREASE/
                             (DECREASE)
                           IN NET ASSETS
                           RESULTING FROM
                             OPERATIONS
                           ----------------
                            TOTAL    PER
                            (000)   SHARE
                           -------  -------
1995 -- QUARTER ENDED
March 31, 1995..........   $ 2,295  $ 0.42
June 30, 1995...........     2,101    0.38
September 30, 1995......       818    0.16
December 31, 1995.......       176    0.04
1994 -- QUARTER ENDED
March 31, 1994..........      (441)  (0.07)
June 30, 1994...........      (194)  (0.04)
September 30, 1994......       423    0.08
December 31, 1994.......      (177)  (0.04)

                         INDEPENDENT AUDITOR'S REPORT

The Shareholders and Board of Trustees
of CIM High Yield Securities:

  We have audited the accompanying statement of assets and liabilities of CIM
High Yield Securities, including the statement of investments, as of December
31, 1995, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and financial highlights for each of the years in the eight year period then ended and for the period from November 18, 1987
(commencement of operations) to December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
CIM High Yield Securities as of December 31, 1995, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the eight year period then ended and for the period from November 18, 1987 (commencement of operations) to December 31,
1987, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

New York, New York
February 2, 1996

CIM HIGH YIELD SECURITIES

To Shareholders of CIM High Yield Securities (the "Fund")
About the Fund's Dividend Reinvestment Plan (unaudited)

  Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders of the Fund ("Shareholders") whose shares are registered in their own name will automatically have all dividends and other distributions reinvested in additional shares of the Fund by First Data Investor Services Group, Inc. (the
"Agent") as agent under the Plan, unless such Shareholder terminates participation in the Plan as provided below. Shareholders whose shares are registered in the name of a broker-dealer or other nominee (i.e., in "Street
Name") will not participate in the Plan unless the requisite election is made by the broker-dealer and only if such a service is provided by the broker-dealer. Shareholders who own Fund shares registered in Street Name and who desire that their distributions be reinvested should consult their broker-dealers. Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by the Agent.

  Whenever the Fund declares a capital gains distribution or an income dividend payable in shares or cash, participating Shareholders will take such distribution or dividend entirely in shares and the Agent shall automatically receive such shares, including fractions, for the shareholder's account, except in circumstances described in the paragraph below.

  Whenever the market price of the shares on the record date for the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares of the Fund at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting or other costs which the Fund would otherwise be required to incur to raise additional capital. If net asset value exceeds the market price of Fund shares at such time or if the Fund should declare a dividend or other distribution payable only in cash, the Agent will buy fund shares in the open market, on the
American Stock Exchange (the "Exchange") or elsewhere, for the Shareholder's account. If before the Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

  For all purposes of the Plan: (a) the market price of the Fund shares on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date and (b) net asset value per Fund share on a particular date shall be as determined by or on behalf of the Fund.

  The Fund will not charge participants for reinvesting dividends or distributions. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the
Fund. However, Shareholders will be charged a pro rata share of brokerage commissions incurred by the Agent on all open market purchases. In addition,
Shareholders requesting certificates or redeeming shares issued under the Plan will be charged a $5.00 service fee by the Agent.

  The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Distributions of net investment income and net realized capital gains will be taxable, whether received in cash or reinvested in shares under the Plan. When distributions are received in the form of shares issued by the Fund (as opposed to purchased on the open market) under such Plan, however, the amount of the distribution deemed to have been received by participating Shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating Shareholders will have a basis for federal income tax purposes in each share received from the
Fund equal to the fair market value of such share on the payment date.

  A Shareholder may terminate participation in the Plan at any time by notifying the Agent in writing. Such termination will become effective immediately if notice is received by the Agent not less than 10 business days before the next following dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividend or distributions, on the first trading day after the dividend paid for such record date has been credited to the Shareholder's account. Upon any termination the Agent will, upon the request of the Shareholder, cause a certificate or certificates for the full shares held for the Shareholder under the Plan and cash adjustment for any fraction to be delivered to her or him.
If, upon termination, the Shareholder requests a certificate for shares held in the account, a $5.00 service fee will be charged to the Shareholder by the
Agent. If the Shareholder elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of her or his shares and remit the proceeds to her or him, the agent is authorized to deduct a
$5.00 fee plus brokerage commissions for this transaction from the proceeds.

  The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution for which the record date is at least 90 days after written notice of the change is sent to the participants in the Plan.

  Information concerning the Plan may be obtained by calling First
Data
Investor Services Group, Inc. at 1-800-331-1710, or by writing the Fund, c/o
First Data Investor Services Group, Inc., P.O. Box 1376, Boston,
MA 02104.

------------------------------------------------------------------
-------------

Shareholder Voting Results

  At the Annual Meeting of Shareholders, held on October 5, 1995, shareholders re-elected Dr. Bruce H. Olson as a Trustee, by a vote of 5,017,454 shares in favor, representing 99.01% of shares voting at the Meeting. By a vote of
5,017,526 shares in favor, representing 99.01% of shares voting at the
Meeting, shareholders ratified and approved the appointment of KPMG Peat
Marwick LLP, as independent accountants for the Fund.

------------------------------------------------------------------
--------------
                                                          CIM
------------------------------------------------------------------
--------------
------------------------------------------------------------------
--------------
                                                          HIGH
YIELD SECURITIES



ANNUAL REPORT

DECEMBER 31, 1995
This report is
sent to
shareholders of
CIM High Yield
Securities for
their information.
It is not a
Prospectus,circular or
representation
intended for use
in the purchase or
sale of shares
of the Fund or of
any securities
mentioned in the
report.
------------------------------------------------------------------
--------------